Exhibit 10.76

FOURTH AMENDMENT TO REVOLVING LOAN PROMISSORY NOTE

This Fourth Amendment to Revolving Loan Promissory Note (this “Amendment”) is entered into as of July 15, 2010, by and between AMERICAN AGCREDIT, PCA, an agricultural credit association chartered pursuant to the Farm Credit Act of 1971 (“Lender”), and ML MACADAMIA ORCHARDS, L.P., a Delaware limited partnership, and ML RESOURCES, INC., a Hawaii corporation (together, “Borrower”).

R E C I T A L S:

A.            Borrower and Lender entered in to a Fourth Amended and Restated Credit Loan Agreement dated July 15, 2010 (the “Credit Agreement”) whereby Lender agreed, among other things, to modify the terms of repayment and extend the maturity date of that certain Revolving Loan Promissory Note dated July 8, 2008 in the amount of Six Million Dollars ($6,000,000.00) made by Borrower in favor of Lender (the “Revolving Note”).

B.            The parties are entering into this Amendment to evidence the reduction in the amount of the Revolving Note from $6,000,000.00 to $5,000,000.00 and the extension of the maturity of the Revolving Note.

NOW, THEREFORE, taking the forgoing Recitals into account, and for other good and valuable consideration, the receipt of which are hereby acknowledged, the parties agree as follows:

A G R E E M E N T

1.             Amendment to Loan Amount.  The loan amount of the Revolving Note, as stated in the first paragraph thereof, is hereby reduced from Six Million Dollars ($6,000,000.00) to Five Million Dollars ($5,000,000.00).

2.             Amendment to Maturity Date.  The maturity date of the Revolving Note, as stated in the third paragraph thereof, is hereby extended from August 13, 2010 to July 13, 2012.

3.             No Other Amendments.  Except as modified expressly or by necessary implication herein or in the Credit Agreement, all of the terms and conditions of the Revolving Note shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, this Fourth Amendment to Revolving Loan Promissory Note has been duly executed as of the date first written above.

ML MACADAMIA ORCHARDS, L.P., a Delaware limited partnership

By:	ML RESOURCES, INC., a Hawaii corporation, its managing general partner

	By:	/s/ Dennis J. Simonis
	Name:	Dennis J. Simonis
	Title:	President

ML RESOURCES, INC., a Hawaii corporation

By:	/s/ Dennis J. Simonis
Name:	Dennis J. Simonis
Title:	President

AMERICAN AGCREDIT, PCA

By:	/s/ Vern Zander
Name:	Vern Zander
Title:	Vice President